                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                           ------------------------


                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): December 15, 1995



                       GREEN TREE FINANCIAL CORPORATION
                       --------------------------------
            (Exact name of registrant as specified in its charter)


          Minnesota                0-11652                    41-1263905
------------------------------------------------------------------------------
(State or other jurisdiction     (Commission                 (IRS employer
      of incorporation)          file number               identification No.)


1100 Landmark Towers, 345 St. Peter Street, Saint Paul, Minnesota  55102-1639
------------------------------------------------------------------------------
                   (Address of principal executive offices)


Registrant's telephone number, including area code:          (612) 293-3400
                                                     --------------------------


                                Not Applicable
-----------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 1.    Changes in Control of Registrant.
           --------------------------------

           Not applicable.

Item 2.    Acquisition or Disposition of Assets.
           ------------------------------------

           Not applicable.

Item 3.    Bankruptcy or Receivership.
           -------------------------

           Not applicable.

Item 4.    Changes in Registrant's Certifying Accountant.
           ----------------------------------------------

           Not applicable.

Item 5.    Other Events.
           ------------

           Not applicable.

Item 6.    Resignations of Registrant's Directors.
           --------------------------------------

           Not applicable.

Item 7.    Financial Statements and Exhibits.
           ---------------------------------

           (a) Financial statements of businesses acquired.

               Not applicable.

           (b) Pro forma financial information.

               Not applicable.

              (c) Exhibits.

              The following is filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.



               Exhibit No.   Description
               -----------   -----------
                   99        External Computational and Descriptive Information
                             distributed in connection with Certificates for Home Improvement Loans, Series 1995-F, issued by
                             Green Tree Financial Corporation, as Seller and
                             Servicer.


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     GREEN TREE FINANCIAL CORPORATION



                                     By:  /s/ John W. Brink
                                         ----------------------------------
                                         John W. Brink
                                         Vice President and Chief Financial
                                         Officer

                               INDEX TO EXHIBITS



Exhibit Number                                                       Page
--------------                                                       ----

     99   External Computational and Descriptive Information           5
          distributed in connection with Certificates for Home
          Improvement Loans, Series 1995-F, issued by Green
          Tree Financial Corporation, as Seller and Servicer.